Exhibit 10.2

                                                               Option No. 2005-1

                         TOUCHSTONE RESOURCES USA, INC.

                             STOCK OPTION AGREEMENT
                                    UNDER THE
                         TOUCHSTONE RESOURCES USA, INC.
                            2005 STOCK INCENTIVE PLAN

      This Agreement is made as of the date set forth on Schedule A hereto (the "Grant Date") by and between Touchstone Resources USA, Inc. (the "Company"), and the person named on Schedule A hereto (the "Optionee").

      WHEREAS, Optionee is a valuable employee of either the Company or any Company Participating Group (hereinafter collectively or separately referred to as the "Company"), which includes all subsidiaries of the Company, and whereas the Company considers it desirable and in its best interest that Optionee be given an inducement to acquire a proprietary interest in the Company and an incentive to advance the interests of the Company by granting the Optionee an option to purchase shares of common stock of the Company (the "Common Stock"); and

      WHEREAS, to cover the granting of such Options, the Company has adopted the Touchstone Resources USA, Inc. 2005 Stock Incentive Plan (the "Plan").

      NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby agree that as of the Grant Date, the Company hereby grants Optionee an option (the "Option") to purchase from it, upon the terms and conditions set forth in this Agreement and the Plan, that number of shares of the authorized and unissued Common Stock of the Company as is set forth on Schedule A hereto.

      1. Terms of Stock Option. The Option to purchase Common Stock granted hereby is subject to the terms, conditions, and covenants set forth in the Plan as well as the following:

      (a) The Optionee has been provided with, reviewed and fully understood, the terms, conditions and covenants, of the Plan;

      (b) This Option is granted under, and subject in its entirety to, the terms of the Plan;

      (c) The per share exercise price for the shares subject to this Option shall be no less than the fair market value (as defined in the Plan) of the Common Stock on the Grant Date, which exercise price is set forth on Schedule A hereto;

      (d) This Option shall vest in accordance with the vesting schedule set forth on Schedule A hereto, subject to whatever other limitations are set forth within the Plan or contained in this Agreement;

      (e) No portion of this Option may be exercised more than ten (10) years from the Grant Date; and

      (f) This Option shall be subject to the restrictions on transferability set forth within the Plan.

      2. Payment of Exercise Price. The Option may be exercised, in part or in whole, only by written request to the Company accompanied by payment of the exercise price in full either: (i) in cash for the shares with respect to which it is exercised; (ii) by set off against any amounts owed to the Optionee by the Company; (iii) if the shares underlying the option are registered under the Securities Act, by delivering to the Company a notice of exercise with an irrevocable and unconditional direction to a creditworthy broker-dealer registered under the Securities Exchange Act of 1934, as amended, to sell a sufficient portion of the shares and deliver the sale proceeds directly to the Company to pay the exercise price; or (iv) by delivering previously owned shares of Common Stock or a combination of shares and cash having an aggregate Fair Market Value (as defined in the Plan) equal to the exercise price of the shares being purchased; provided, however, that shares of Common Stock delivered by the Optionee may be accepted as full or partial payment of the exercise price for any exercise of the Option hereunder only if the shares have been held by the Optionee for at least six (6) months, are not subject to any repurchase, vesting or similar right, and such method of payment is then permitted by law.

      3. Miscellaneous.

            (a) This Agreement is binding upon the parties hereto and their respective heirs, personal representatives, successors and assigns.

            (b) This Agreement will be governed and interpreted in accordance with the laws of the State of Delaware, and may be executed in more than one counterpart, each of which shall constitute an original document.

            (c) No alterations, amendments, changes or additions to this agreement will be binding upon either the Company on or Optionee unless reduced to writing and signed by both parties.

            (d) Capitalized terms used within this Agreement unless otherwise defined, shall have the meaning ascribed thereto in the Plan.

            (e) Nothing contained herein shall be construed as a guarantee of continued employment of Optionee for any specific duration of time.

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the Grant Date.

                                    TOUCHSTONE RESOURCES USA, INC.


                                    By: /s/ Roger Abel
                                        ----------------------------------------
                                             Authorized Executive Officer


                                    OPTIONEE


                                    /s/ Jerry Walrath
                                    --------------------------------------------
                                    Signature

                                    Jerry Walrath
                                    --------------------------------------------
                                    Print Name

                                   Schedule A

1.    Optionee: Jerry Walrath

2.    Grant Date: September 30, 2005

3.    Number of Shares of Common Stock covered by the Option: 100,000

4.    Exercise Price: $ .96

5.    The Option shall vest in accordance with the following schedule:

      (a) General Vesting Provisions:

      (i) Options to purchase 25,000 shares shall vest on September 1, 2006 (the "First Anniversary Date") provided Optionee remains continuously employed by the Company from the Grant Date through the First Anniversary Date; and if Optionee shall not remain continuously employed by the Company through the First Anniversary Date, Optionee shall forfeit upon such termination of service, the right to vest in all of the Options granted under this Agreement;

      (ii) thereafter, on September 1, 2007 (the "Second Anniversary Date"), Options to purchase 25,000 shares shall vest provided Optionee remains continuously employed by the Company from the Grant Date through the Second Anniversary Date; and if a termination of service occurs prior to the Second Anniversary Date, all of the unvested Options as of the date such termination of service shall no longer continue to vest after such termination of service, and thereafter Optionee shall forfeit any and all rights to any unvested Options;

      (iii) thereafter, on September 1, 2008 (the "Third Anniversary Date"), Options to purchase 25,000 shares shall vest provided Optionee remains continuously employed by the Company from the Grant Date through the Third Anniversary Date; and if a termination of service occurs prior to the Third Anniversary Date, all of the unvested Options as of the date of such termination of service shall no longer continue to vest after such termination of service, and thereafter Optionee shall forfeit any and all rights to any unvested Options; and

      (iv) thereafter, on September 1, 2009 (the "Fourth Anniversary Date"), Options to purchase 25,000 shares shall vest provided Optionee remains continuously employed by the Company from the Grant Date through the Fourth Anniversary Date; and if a termination of service occurs prior to the Fourth Anniversary Date, all of the unvested Options as of the date of such termination of service shall no longer continue to vest after such termination of service, and thereafter Optionee shall forfeit any and all rights to any unvested Options.

      (b) Other:

      (i) upon whatever earlier dates as are permitted by the Company in its sole discretion; or

      (ii) as otherwise provided for, and in accordance with, the terms and provisions of the Plan.

6. Once a termination of employment or other service to the Company occurs, all Options to which Optionee is then entitled to exercise may only be exercised, if at all, in accordance with, and subject to, the terms and provisions of the Plan, unless otherwise provided for in this Option Agreement.

                                    TOUCHSTONE RESOURCES USA, INC.


                                    By: /s/ Roger Abel
                                        ----------------------------------------
                                            Authorized Executive Officer


                                    OPTIONEE


                                    /s/ Jerry Walrath
                                    --------------------------------------------
                                    Signature

                                    Jerry Walrath
                                    --------------------------------------------
                                    Name